EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Oct-05                                                         31-Oct-05

    Distribution Date:    BMW Vehicle Owner Trust 2005-A               Period #
                          ------------------------------
    25-Nov-05                                                                8

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    Balances
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

                                                                                                               ---------------------
                                                                              Initial          Period End       Beginning of Period
        Receivables                                                       $1,500,000,024      $1,104,186,010        $1,149,422,153
        Reserve Account                                                       $7,194,411          $7,194,411            $7,194,411
        Yield Supplement Overcollateralization                               $61,117,886         $45,170,206           $47,044,351
        Overcollateralization                                                       $137          $9,719,054            $9,087,123
        Class A-1 Notes                                                     $324,000,000                  $0                    $0
        Class A-2 Notes                                                     $457,000,000        $391,414,750          $435,408,679
        Class A-3 Notes                                                     $361,000,000        $361,000,000          $361,000,000
        Class A-4 Notes                                                     $264,507,000        $264,507,000          $264,507,000
        Class B Notes                                                        $32,375,000         $32,375,000           $32,375,000
                                                                                                                --------------------

    Current Collection Period
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        Beginning Receivables Outstanding                                 $1,149,422,153
        Collections
             Principal Collections
                 Receipts of Scheduled Principal                             $28,078,221
                 Receipts of Pre-Paid Principal                              $16,287,442
                 Liquidation Proceeds                                           $518,536
                 Principal Balance Allocable to Gross Charge-offs               $351,944
             Total Principal Reduction                                       $45,236,144

             Interest Collections
                 Receipts of Interest                                         $3,555,256
                 Servicer Advances                                               $28,135
                 Reimbursement of Previous Servicer Advances                          $0
                 Accrued Interest on Purchased Receivables                            $0
                 Recoveries                                                      $67,278
                 Net Investment Earnings                                         $23,201
             Total Interest Collections                                       $3,673,871

        Total Collections                                                    $48,558,070

        Ending Receivables Outstanding                                    $1,104,186,010

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                  $39,732
        Current Period Servicer Advance                                          $28,135
        Current Reimbursement of Previous Servicer Advance                            $0
        Ending Period Unreimbursed Previous Servicer Advances                    $67,867

    Collection Account
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        Deposits to Collection Account                                       $48,558,070

        Distribution Amounts Due
             Servicing Fees Due                                                 $957,852
             Class A Noteholder Interest Distribution Due                     $3,486,771
             First Priority Principal Distribution Due                        $1,899,875
             Class B Noteholder Interest Distribution Due                       $119,518
             Second Priority Principal Distribution Due                      $32,375,000
             Reserve Account Deposit Due                                              $0
             Regular Principal Distribution Due                              $11,338,366
             Unpaid Trustee Fees Due                                                  $0

             Amounts Paid to the Servicer                                       $957,852
             Amounts Deposited into Note Distribution Account                $47,600,218
             Amounts Deposited into Reserve Account                                   $0
             Excess Funds Released to Depositor                                       $0
        Total Distributions from Collection Account                          $48,558,070


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    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
             Release from Reserve Account                                        $0
             Release from Collection Account                                     $0
        Total Excess Funds Released to the Depositor                             $0

    Note Distribution Account
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        Amount Deposited from the Collection Account                    $47,600,218
        Interest Distribution to Noteholders                             $3,606,289
        Principal Distribution to Noteholders                           $43,993,929
        Amount Deposited from the Reserve Account                                $0
        Amount Paid to Noteholders                                      $47,600,218

    Distributions
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        Interest Distributable Amount                                   Current Int            Per $1,000
        Class A-1 Notes                                                          $0                 $0.00
        Class A-2 Notes                                                  $1,327,996                 $3.05
        Class A-3 Notes                                                  $1,215,367                 $3.37
        Class A-4 Notes                                                    $943,408                 $3.57
        Class B Notes                                                      $119,518                 $3.69

        Monthly Principal Distributable Amount                      Current Payment        Ending Balance    Per $1,000     Factor
        Class A-1 Notes                                                          $0                    $0       #DIV/0!    #DIV/0!
        Class A-2 Notes                                                 $43,993,929          $391,414,750       $101.04     89.90%
        Class A-3 Notes                                                          $0          $361,000,000         $0.00    100.00%
        Class A-4 Notes                                                          $0          $264,507,000         $0.00    100.00%
        Class B Notes                                                            $0           $32,375,000         $0.00    100.00%

    Carryover Shortfalls
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                                                                             Prior
                                                                        Period Carryover       Current Payment        Per $1,000
        Class A-1 Interest Carryover Shortfall                                   $0                    $0                $0
        Class A-2 Interest Carryover Shortfall                                   $0                    $0                $0
        Class A-3 Interest Carryover Shortfall                                   $0                    $0                $0
        Class A-4 Interest Carryover Shortfall                                   $0                    $0                $0
        Class B Interest Carryover Shortfall                                     $0                    $0                $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                   Beginning Period    Ending Period
        Number of Contracts                                                  55,906           54,513
        Weighted Average Remaining Term                                       45.88            45.00
        Weighted Average Annual Percentage Rate                               4.36%            4.34%

        Delinquencies Aging Profile End of Period                     Dollar Amount       Percentage
             Current                                                 $1,013,762,730           91.81%
             1-29 days                                                  $76,928,425            6.97%
             30-59 days                                                 $10,523,168            0.95%
             60-89 days                                                  $1,909,677            0.17%
             90-119 days                                                   $564,754            0.05%
             120+ days                                                     $497,255            0.05%
             Total                                                   $1,104,186,010          100.00%
             Delinquent Receivables +30 days past due                   $13,494,854            1.22%


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        Write-offs
             Gross Principal Write-Offs for Current Period                 $351,944
             Recoveries for Current Period                                  $67,278
             Net Write-Offs for Current Period                             $284,666

             Cumulative Realized Losses                                  $1,115,930


        Repossessions                                                 Dollar Amount            Units
             Beginning Period Repossessed Receivables Balance            $1,702,165               63
             Ending Period Repossessed Receivables Balance               $1,844,392               73
             Principal Balance of 90+ Day Repossessed Vehicles             $362,061               15


    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                $47,044,351
        Beginning Period Amount                                         $47,044,351
        Current Distribution Date Required Amount                       $45,170,206
        Current Period Release                                           $1,874,145
        Ending Period Amount                                            $45,170,206
        Next Distribution Date Required Amount                          $43,330,911

    Reserve Account
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        Beginning Period Required Amount                                 $7,194,411
        Beginning Period Amount                                          $7,194,411
        Net Investment Earnings                                             $23,201
        Beginning Period Required Amount                                 $7,194,411
        Current Period Deposit Amount Due                                        $0
        Current Period Deposit Amount Paid From Collection Account               $0
        Current Period Release to Note Distribution Account                      $0
        Ending Period Required Amount                                    $7,194,411
        Current Period Release to Depositor                                      $0
        Ending Period Amount                                             $7,194,411


    Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Amount                                          $9,087,123
        Ending Period Target Credit Enhancement OC Amount               $11,338,366
        Ending Period Amount                                             $9,719,054
        Current Period Release                                                   $0

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